J.P. Morgan Investor Conference January 2023 Exhibit 99.1 PROKIDNEY A Step Closer to Potential Dialysis Prevention REACT® [REnal Autologous Cell Therapy]

Forward-looking Statements This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. ProKidney’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to financial results, future performance, development and commercialization of products, if approved, the potential benefits and impact of the Company’s products, if approved, potential regulatory approvals, and the size and potential growth of current or future markets for the Company’s products, if approved. Most of these factors are outside of the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the inability to maintain the listing of the Company’s Class A ordinary shares on the Nasdaq; the inability to implement business plans, forecasts, and other expectations or identify and realize additional opportunities, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably and retain its key employees; the risk of downturns and a changing regulatory landscape in the highly competitive biotechnology industry; the inability of the Company to raise financing in the future; the inability of the Company to obtain and maintain regulatory clearance or approval for its products, and any related restrictions and limitations of any cleared or approved product; the inability of the Company to identify, in-license or acquire additional technology; the inability of Company to compete with other companies currently marketing or engaged in the biologics market and in the area of treatment of kidney diseases; the size and growth potential of the markets for the Company’s products, if approved, and its ability to serve those markets, either alone or in partnership with others; the Company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; the Company’s financial performance; the Company’s intellectual property rights; uncertainties inherent in cell therapy research and development, including the actual time it takes to initiate and complete clinical studies and the timing and content of decisions made by regulatory authorities; the impact of COVID-19 or geo-political conflict such as the war in Ukraine on the Company’s business; and other risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission. The Company cautions readers that the foregoing list of factors is not exclusive and cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. PROKIDNEY 2

The Problem The Goal The Product The Plan Contribution to Society REACT® is a proprietary cell therapy using the patient’s own kidney cells Mechanism of action has been observed to result in clinical activity REACT® includes three specific cell types with the potential to help restore kidney function Phase 3 clinical program received FDA and EMA guidance and RMAT designation; proact 1 underway Ongoing Phase 2 trials to expand clinical insights Target commercial launch YE 2026 $130 billion Medicare cost to care for the 40 million CKD/ESKD patients in U.S. 75 million CKD patients in the U.S. and EU Currently, no treatment options (other than transplant) exist to stop decline of kidney function Afflicted population includes millions of moderate-severe diabetic CKD patients  Potential label expansion  could expand TAM to nearly all chronic kidney diseases Reduce overall cost to the healthcare system  Stop kidney failure Reduce the lifetime cost of care for CKD patients and payers What is ProKidney? REACT® aims to be the world leader in treating Chronic Kidney Disease (CKD) PROKIDNEY 3

REACT®: REnal Autologous Cell Therapy for CKD

Advancing a comprehensive clinical plan to demonstrate commercial potential

1H 2023

REGEN-003 Phase 2
Trial fully enrolled
Interim results anticipated 2Q23

- Safety & efficacy of REACT®
- DKD Stage 4 / 5 (eGFR < 20 – 14)
- Identify potential re-dosing triggers
- Assess impact on progression and time to dialysis in patients with imminent risk of renal failure/dialysis

2H 2023

REGEN-007 Phase 2
Enrollment ongoing
Interim results anticipated 2H23

- Safety & efficacy
- Open-label trial DKD Stage 3 / 4 (eGFR ≤ 50 – 20)
- Bi-lateral kidney and dose triggers
- Cryopreserved commercial formulation
- Ph3 "preview"

REGEN-015
Multi-dose trial

- Safety & efficacy of repeat dosing
- Previously treated DKD
- Dosing triggers, re-dosing, and durability

2024 and beyond

REACT® Phase 3 DKD Trials

proact 1: Ongoing enrollment in U.S., Canada, and EU; Interim anticipated YE24 proact 2: 1H23 ROW enrollment; Interim anticipated by YE25

- Global Phase 3 blinded, sham-controlled trials to establish safety & efficacy of REACT®
- Stage 3b / 4 DKD (eGFR ≤ 50 – 20)
- FDA-defined time-to-event endpoints

Cash Position (as of 9/30/22)

$506M cash sufficient to fund these key milestones, and to interim Phase 3 data

Regulatory

- FDA / EMA agreement on pivotal study design
- RMAT designation in U.S.
- Potency Assay Matrix alignment

4

ProKidney

Building a Comprehensive Data Package Clinical designed to expand potential patient population and support premium pricing Assess potential benefit of multiple REACT® doses (REGEN-015) Determine durability of REACT® injection (REGEN-008 and RMCL-002) Identify re-dosing triggers (REGEN-007) Assess potential benefit of bilateral REACT® injections (REGEN-007) Support potential label expansion (REGEN-003) Support durability, reimbursement and value-based pricing (REGEN-008) 006 1st Registrational 016 2nd Registrational 015 Multi-dosing &  Product Lifecycle 003 Label Expansion 007 re-dose triggers & preview of Phase 3 REACT® Potential approval for DKD, >8M eligible patients U.S. and EU  Goal: Prevent the progression to dialysis 008 Durability & Value-based Pricing Clinical Trial Package Supporting  Registration 002 Basis for Phase 3 PROKIDNEY 5 Proact Proact

Why ProKidney?

Maximize dialysis-free living

Too many CKD patients end up requiring dialysis

$130B U.S. Medicare spend annually on ESRD / CKD (excludes private insurance)

Of ~75 million total CKD patients in U.S. & EU, we estimate ~8.5 million are REACT® eligible

Currently, **no treatment options** (other than transplant) exist to stop decline of kidney function

REACT® Initial Clinical Success

Preservation of kidney function intended to delay/prevent kidney failure/dialysis

Ongoing Phase 2 program providing insight on durability, multi-dosing, and re-dosing triggers proact 1 Phase 3 trial underway. interim estimated YE 24

RMAT designation granted by FDA

Value Creation Potential

Experienced board and management team

Cash runway to deliver interim Phase 3 data*

In-house manufacturing supports Phase 3 and initial commercialization

Experienced employees, strong product and cell therapy IP & development know-how

Identified milestones and results throughout 2023 +

Contribution to Society: Stop Kidney Failure

Total addressable market data for the year ended 2020 is based on certain estimates of management. This information may prove to be inaccurate because of the method by which the underlying data for the estimates was obtained or because this information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties.

* Approximately $506M as of 9/30/22

6

ProKidney

CKD is Serious Public Health Problem Today $80B+ Private insurance may pay up to  4x Medicare costs Medicare spend on Chronic Kidney Disease $50B+ Medicare spend on End Stage Renal Disease $93K+ Medicare annual cost per patient for dialysis One of the largest healthcare expenditure categories in the U.S. CKD Population Highly prevalent in the U.S. and EU 50% CAGR EU US 82M 61M 74M 91M Kidney Failure costs represent one of the largest line items of Medicare Budget 29M 32M 2010 36M 39M 2020 39M 43M 2030 44M 47M 2040 PROKIDNEY 7

While New Therapies Are a Step Forward, Patients Still Lose Kidney Function

Recently approved CKD drugs incrementally slow eGFR loss, but CKD has no known cure

Standard of Care has Limitations

Current standard of care merely slows the eventual loss of kidney function

Current Therapies are Blockbusters

While patients continue to lose kidney function on existing therapies, those therapies still generate multi-billion $ sales

Canagliflozin: +2.2 ml/min/1.73 m^2 Improvement
Baseline mean eGFR of ***56*** ml/min/1.73 m^2



Least-Squares Mean Change (ml/min/1.73 m²)
+2.2 ml/min/1.73 m²
WW Sales
~$740mm
(2026)
Months Since Randomization
Canagliflozin
Placebo

Dapagliflozin: +1.1 ml/min/1.73 m^2 Improvement
Baseline mean eGFR of ***43*** ml/min/1.73 m^2



Least-Squares Mean Change in Estimated GFR (ml/min/1.73 m²)
+1.1 ml/min/1.73 m²
WW Sales
~$3.7bn
(2026)
Months Since Randomization
Dapagliflozin
Placebo

Empagliflozin: +1 ml/min/1.73 m^2 Improvement
Baseline adjusted mean eGFR of ***76*** ml/min/1.73 m^2



Adjusted mean (SE) eGFR (ml/min/1.73 m²)
+1 ml/min/1.73 m²
WW Sales
~$5.1bn
(2026)
Months Since Randomization
Empagliflozin 10mg
Empagliflozin 25mg
Placebo

Estimated global market sales of Canagliflozin, Dapagliflozin and Empagliflozin are ~$10B in 2026

REACT® evaluating more severe CKD (15-50 eGFR; mean <30 ml/min/1.73m^2 in Ph 2) and data suggests potential to preserve kidney function in patients with very high risk of kidney failure

8

Source: The New England Journal of Medicine. EvaluatePharma
Note: 2026 sales estimates for therapies reflect all indications and are not limited to CKD

ProKidney

Total addressable market data for the year ended 2020 is based on certain estimates of management. This information may prove to be inaccurate because of the method by which the underlying data for the estimates was obtained or because this information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties REACT’s Addressable U.S. Patient Population Initially targeting a 4-5 million patient segment with multiple potential label expansion indications 2020 U.S. Patients (mm)1 Total CKD CKD Stage 3&4 U.S. Prevalence of CKD 38.5 17.6 CKD Stage 3&4 Caused by Diabetes U.S. CKD Stage 3&4 Caused by Diabetes with 20-50 eGFR 8.3 4.4 (15% of U.S. Adult Population) REACT® Eligible Patients Today PROKIDNEY 9

High Patient Acceptance for New Medications Survey participants were overwhelmingly willing to take a medication - even if side effects occurred (93.6%) Inker et al Am J Kidney Dis. 80(4):513-526 Panelist with the CKD stage 3a stated: “….if I did see an appreciable decrease in my kidney health then I’m sure I would be much more open to trying some things.” Panelist with CKD stage 3b stated: “Anything to help … slow [the] progress of the kidney disease — I’m all for it.” REACT ~75% Current staging system for treatment considerations ACR Stages 1 2 3 GFR Stages <30 30-300 >300 Nephrotic 1 >90 No CKD 2 60-89 3a45-59 3b 30-44 4 15-29 5 <15 REACT CKD Stage/Risk No CKD Moderately high risk High risk Very high risk Goal for treatment Prevent development Prevent progression and complications Indication for treatment Current area of controversy Agreement that treatments are indicted patient responses to question asking about the likelihood of taking a new medication to prevent kidney failure: You have a 20%chance of developing kidney failure… over 20 years over 10 years overs 5 years 0% 10% 20% 30% 40% 50% very likely likely neutral somewhat likely not likely 75% PROKIDNEY 10

Targeted therapies that share four characteristics: These are “game changing” (disease modifying medicines) for the afflicted patients These targeted therapies treat only between 5k to 70k patients (potentially 290k with Vutrisiran) These medicines are extremely expensive – cost per patient of $200k to up to $2m (mean $680k) and many billions to healthcare budgets While expensive and benefitting small numbers of patients, payors have agreed to reimburse them Clinical benefit ranges from strong to marginal, yet drugs expected to reach market penetration rates of between 13% to 30% (mean 20%; >90% for CF). These penetration rates are well over REACT’s assumed rates Price per Patient Cumulative Projected Cost (2020- 2030, in billions) (2) (1) 19% (2030) Source: Evaluate Pharma, company press release and Wall Street Research for U.S. and WW sales (2020 to 2030); Price per patient from company press releases, trade journals, online pharmacies, etc.; Estimated penetration in U.S. from Wall Street Research or calculated based on forecasted U.S. sales, U.S. price and prevalent population. U.S. Median: ~$360k Drug Pricing for Disease Modification Recently Launched Novel Targeted Therapies Command High Prices Drug marketer Launch Year Indication Modality 2020E WW Sales ($, m) 2030E / Peak WW Sales ($, m) 2020E-2030E WW Cumulative Sales 2020E-2030E U.S. Cumulative Sales 2019 Cystic Fibrosis Small Molecule 2020 Graves’ Disease Antibody 2019 PNH, HUS, MG, NMO Antibody 2017 Haemophilia A Antibody 2020 SMA Small Molecule 2019 SMA Gene Therapy 2016 SMA Oligo Filed hATTR & wtATTR amyloidosis RNA $6,203 $10,732 $936 $4,589 $5,141 $6,621 $2,002 $4,976 $59 $2,713 $920 $1,896 $2,052 $1,139 -- $2,941 $87,449 $61,982 $35,332 $33,320 $69,551 $32,666 $44,031 $28,912 $20,538 $10,477 $18,335 $7,902 $16,176 $5,879 $14,117 $9,176 Treatable Prevalence (U.S) 27k 70k 5-6 (PNH) 30-33k 10-25k 10-25k 10-25k 290k Est. 2030 / Peak U.S. Penetration (Year) >90% (2030) 13% (2030) 20% (2026) 26% (2030) 13% (2030) 16% (2019) 19% (2030) PROKIDNEY 11

Potential REACT® Market Opportunity in US and EU

Anticipate significant penetration in sicker CKD patients

Stage 4 CKD
eGFR 15-29
Diabetes primary cause of CKD

(Estimates after 5-year ramp)

950,000 to 1 million CKD 4 patients

(includes estimated 300-350k eGFR 15-19)

Penetration ~20% prevalent patients (mean of recently launched disease modifying therapies)

~200,000 potential patients

Estimated incidence
150,000

Stage 3b CKD
eGFR 30-44
Diabetes primary cause of CKD

(Estimates after 5-year ramp)

4.8 to 5.0 million CKD 3b patients

Penetration ~5% prevalent patients

~250,000 potential patients

Estimated incidence
750,000

~450,000
Potential patients per year

Repeat-dosing (REGEN-015) will provide terminal growth for REACT

12

Total addressable market data for the year ended 2020 is based on certain estimates of management. This information may prove to be inaccurate because of the method by which the underlying data for the estimates was obtained or because this information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties

PROKIDNEY

Significant Cost Savings Potential

A disease-modifying drug in CKD could reduce cost of kidney failure

Potential impact of a disease-modifying product

- Improve patients' quality of life
- Enable patients to be productive
- Reduce burden to families
- Reduce healthcare system costs



Estimated ESRD Cost Per Patient
(Illustratively Based on 5 Years on Dialysis)
Up to ~$2M
Incremental Private Insurance Cost
X 5 Years
~$100k
Up to ~$400k
~$500k
Medicare Cost / Year
Private Insurance Cost / Year
Cumulative 5-Year Cost / Patient

ESRD Patients Remain on Dialysis for 5-10 Years on Average

13

Source: United States Renal Data System - USRDS 2020 Annual Report (https://adr.usrds.org/2020/about-the-new-adr), National Kidney Foundation (https://www.kidney.org/atoz/content/dialysisinfo#how-long-can-you-live-dialysis), company estimates

ProKidney

REACT® Goal: Restoration of Kidney Function ProKidney’s REACT® Autologous Cell Therapy  1 Renal cortex cells are harvested using a routine kidney biopsy 2 cells are expanded and then selected for the three key cell types. 3 The expanded, target cell therapy is frozen for storage and injection 4 cell therapy is injected into the patient’s kidneys PROKIDNEY 14

Remodeling and Renovation of Nephrons

REACT® aims to preserve kidney function for dialysis-free living

REACT®: Autologous Homologous Triple Cell admixture

26 Types of Cells in Adult Kidney → **3** Types of Progenitors in REACT®

Renal cells

Cap Mesenchyme, Podocytes, and Ureteric Bud:

- Six-2/OSR1/PAX-2 (Cap Mesenchyme)
- RET (Ureteric Bud)
- Podocin / Nephrin

Cells rapidly distribute throughout kidney and integrate into nephrons and interstitium



25 X10^6REACT® @ 0.25mLs | 50 x 10^6 REACT® @ 0.5mLs | 150 x 10^6 REACT® @1.5mL



Intra-tubular and Glomerular (REACT® – Blue)



Interstitial (REACT® – Blue)

15

Kelly et al, Am J Physiol Renal Physiol 299: F1026-F1039, 2010. Bruce et al, Regenerative Medicine 10(7), 2015
Preclinical studies in rodents and canines, data on file.

ProKidney

REACT® MoA in CKD – ASN November 2022 Nephrogenic potential of SRCs may underlie renal restorative and reparative activity observed to-date SRCs participate in processes associated with kidney development SRCs forms organoids, which self-assemble into tubules in vitro SRC/REACT® in human cell culture SRC/REACT® preserves kidney microarchitecture REACT® treated kidney shows reduced glomerular and interstitial fibrosis and inflammation, protein leakage and tubular ectasia Control DKD + REACT® DKD PROKIDNEY 16

REACT® Impact on Kidney Function

Preclinical data suggest REACT® treatment may improve kidney function via multiple mechanisms



CONTROLS INFLAMMATION
INTEGRATES
REVERSES FIBROSIS
Restores renal function
VEGF promotes angiogenesis to form new capillaries
REACT replaces podocytes
REACT insinuates with mesangial cells
REACT RESTORES Glomerular Cells
REACT REPLACES Damaged Nephron Cells
Fibroblasts become inactivate, and basement membrane remodeling takes place
Cell-cycle restarts and replaces tubular epithelial cells
REACT REPLACES Tubular Cells
Nephron

17

Kelly et al, Am J Physiol Renal Physiol 299: F1026-F1039, 2010. Bruce et al, Regenerative Medicine 10(7), 2015
Preclinical studies in rodents and canines, data on file.

ProKidney

REACT® Designed to Address Multiple Areas of CKD Potential therapeutic indications Lead Platform Programs (Clinical Development) PRECLINICAL IND PHASE 1 PHASE 2 PHASE 3 STATUS REACT® Diabetic Kidney Disease (DKD) Diabetes Type II – Prevent/Delay CKD 3/4  (20-50 ml/min/1.73m2, N = 81) Diabetes Type II – Prevent/Delay CKD 3/4  (20-50 ml/min/1.73m2, N = 1,200) Diabetes Type II – Delay CKD 4/5  (14-20 ml/min/1.73m2, N = 10) Diabetes Repeat Dose Prevent/Delay CKD 3/4  (20-50 ml/min/1.73m2, N= 50*) Multi / extended-dosing for previously REACT-treated patients REACT® Congenital Anomalies of the Kidney and Urinary Tract (CAKUT) Congenital Anomalies – Prevent/Delay (14-50 ml/min/1.73m2, N= 15) Fully Enrolled Trial Completed Enrolling Ongoing US/ exUS Enrollment 2Q2023 007 Phase 2 (injecting both kidneys and re-dose trigger) (006/016)  008 Phase 3 015 Phase 1/2 (additional injections 3 mos apart) Phase 2  (expand application) 004 003 Phase 2  (late-stage, high risk for kidney failure) 002  002 OLE Phase 2  (basis for Phase 3)  Trial Completed PROKIDNEY 18

Key Entry Criteria Type 2 Diabetic Mellitus (DKD) Male or female 30-80 years of age eGFR ≥20 and ≤50 mL/min/1.73m2 Not on renal dialysis, HbA1c <10% Day –60 to Day 0 Screening Visit and Biopsy Deferred n= 42 R 1:1 1st REACT® Injection 2nd REACT® Injection EOS Month 24 1st REACT® Injection 2nd REACT® Injection EOS Month 24 Active n = 41* Follow-up visits conducted at 3-month intervals after 3 months post 2nd REACT® injection for 24 months until End of Study part 1 * 2 ‘Active’ patients dropped out of the study resulting in n=39 in subsequent slides. RMCL-002: Study in Diabetics with CKD Stages 3A, 3B & 4 Clinical trial design = 6 months PROKIDNEY 19

REACT ® Stabilizes Kidney Function Baseline eGFR (Cystatin-C): 38.4 active vs 37.3 for deferred patients + 1.1 points higher Baseline eGFR (Creatinine): 34.5 active vs 32.2 for deferred patients + 2.3 points higher REACT® Renal function improved by an absolute improvement over 24 months of + 4.6 ml/min/1.73m2 Standard of Care Progressive decline in kidney function over 12 months of ‒3.6 ml/min/1.73m2 A characteristic of SOC for CKD 3a, 3b, and 4 Note: As of March 1, 2022 RMCL-002: Preliminary Results from Study in Diabetics with CKD Stages 3A, 3B & 4 Comparing effect of REACT® vs. standard of care (SoC) in Phase 2 study Active patients (N=39) Effect After 1st Injection vs Deferred Patients on SOC (N=40) Average Change in eGFR Screening 1st Inj 1st Inj + 3m Follow-up 2nd Inj 2nd Inj +6m Follow-up 2nd inj+9m Follow-up 2nd Inj+12m Follow-up 2nd Inj+15m Follow-up 2nd Inj+18m Follow-up Screening Biopsy Obs 3m Obs 6m Obs 9m Obs 12m 40 35 30 25 20 eGFR (ml/min/1.73m2) 33.9 31.7 N=39 N=40 32.8 32.0 39 40 31 38 33 35 29 39 26 39 28.4 21 15 12 12 Active Cohort Deferred Cohort -6.0 -3.0 0.0 3.0 6.0 9.0 12.0 15.0 18.0 21.0 24.0 Months Note: As of March 1, 2022 37.4 PROKIDNEY 20

REGEN-003: Phase 2 Study in Stage 4/5 Diabetic CKD Patients Clinical trial design: Participants' baseline rate of eGFR decline served as comparator UACR mean 3190 mg/gr; mean eGFR 15.5 mL/min/1.73m2; >90% probability of dialysis initiation No other marketed drug is indicated for these patients = 6 months Key Entry Criteria Type 2 Diabetic Mellitus (DKD) Male or female 30-65 years of age eGFR ≥14 - ≤20 mL/min/1.73m2 Not on renal dialysis, HbA1c <10% Follow-up visits conducted at 3-month intervals after 3 months post 2nd REACT® injection for 24 months until End of Study part 1 n=10 screening visit Day-60 to Day 0 1st REACT Biopsy Injection 2nd REACT Injection EOS Month 24 PROKIDNEY 21

REGEN-003: Pre-Dialysis Patients Benefit from REACT 7/10 patients had 30% increase in dialysis free living (median of ~16 mo.) eGFR improvement of 38% (>2.5 ml/min/1.73 m2) 2/10 patients have preservation of renal function >2+ years post injection Mean extrapolated REACT Treated LABEL EXTENSION Stavas, et al. Renal Autologous Cell Therapy in Type 2 Diabetes with Late Stage 4 Diabetes-Related Chronic Kidney Disease: Trial Design and Early Analysis. J Blood Purification. Published Online Jan 2023 All 003 Patients (N=10): Average Change in eGFR eGFR(ml/min/1.73m2) 10 15 20 25 -6 -3 0 3 6 9 12 15 18 21 24 27 30 Months N= 10 10 10 6 9 8 7 6 3 3 3 2 2 17 -0.7 15.5 -5.1 17.5 Screening Biopsy 1st Inj 1st Inj+3m Follow Up 2nd Inj 2nd inj+3m Follow Up 2nd Inj+6m Follow Up 2nd Inj+9m Follow Up 2nd Inj+12m Follow Up 2nd Inj+15m Follow Up 2nd Inj+18m Follow Up 2nd Inj+21m Follow Up 2nd Inj+24m Follow Up CKD-EPI Creatinine Equation (2009) eGFR 0 5 10 15 20 -10 0 10 20 30 Months since First REACT Injection REACT Treated Mean extrapolated PROKIDNEY 22

Time-to-Event Primary Composite Endpoint: At least 40% reduction in eGFR; eGFR<15mL/min/1.73m² sustained for 30 days and/or chronic dialysis, and/or renal transplant; or Death from renal or cardiovascular causes Day - 60 to Day 0 Screening Visit and Biopsy SHAM Cohort n=300 REACT Cohort n=300 R 1:1 Sham 1st REACT® Injection Sham 2nd REACT ® Injection Sham Biopsy End of Study (EOS) Global Trial End Date (GTED) 1st REACT® Injection 2nd REACT® Injection Biopsy End of Study (EOS) Global Trial End Date (GTED) = 6 months = 3 months REACT® Registrational Program:  1 & 2 (REGEN-006 / 016) First 1 patients enrolled in 2022 Key Entry Criteria Type 2 Diabetic Mellitus (DKD) Male or Female 30-80 years of age eGFR ≥20 and ≤50 mL/min/1.73m2 Not on renal dialysis, HbA1c <10% UACR 300 - 5,000 mg/g PROKIDNEY 23

* EMA: European Medicines Agency, RMAT: Regenerative Medicine Advanced Therapy, BLA: Biologics License Application, SGLT2i: Sodium-glucose Co-transporter 2 inhibitor, HTA: Health technology assessment, MHRA: Medicines & Healthcare products Regulatory Agency of the United Kingdom, NICE: National Institute for Health and Care Excellence in the United Kingdom REACT® Registrational Program Regulatory & reimbursement engagement plan: Diabetic Kidney Disease FDA / EMA* HTA Conducting ‘Gold Standard’ Two Adequate and Well Controlled RCT for BLA* Approval RMAT* designation provides potential for accelerated approval pathway in U.S. Time to event and composite endpoints aligned with registration study designs followed by other CKD therapies (i.e., SGLT2i) HTA* Potential Healthcare Savings Validate REACT® delay in time to ESRD (dialysis/transplant) as major healthcare system cost savings with HTAs MHRA/NICE* parallel advice for UK U.S., France, Germany HTAs PROKIDNEY 24

Staged construction of commercial scale manufacturing facilities In-house manufacturing supports clinical trials and scalable and meet future commercial needs Future facilities will be built to meet market demand Manufacturing toward clinical and commercial opportunities Phase 2 COGS ~$100K / patient Anticipate COGS to potentially decrease by approximately 50% as scale-up for commercialization Supply chain Automation Bioprocess developments Formulation Cost of Goods Sold (COGS) Manufacturing Strategies Infrastructure strategy to reduce COGS and expand addressable market Anticipate~50% Reduction in COGS Labor Materials Other Phase 2 COGS $100k/pt COGS at commercial scale PROKIDNEY 25

Dr. Joe Stavas SVP, Global Head Clinical Development Dr. Darin Weber Chief Regulatory Officer Ashley Johns SVP, Global Head Clinical Operations Dr. Tim Bertram Chief Executive Officer  Dr. Deepak Jain Chief Operating Officer James Coulston Chief Financial Officer Dr. Libbie McKenzie Chief Medical Officer Todd Girolamo Chief Legal Officer & Secretary Pablo Legorreta Chairman of the Board José Ignacio Jiménez Santos William Doyle Jennifer Fox Dr. Tim Bertram Dr. Alan Lotvin Dr. John Maraganore Dr. Brian Pereira Dr. Uma Sinha World-class Leadership and Board of Directors PROKIDNEY 26 regnmedTX Nexlmmune inregen Pfizer regenmedtx baxter Merck Targacept ey Naphcare duke university UNC school of medicine Medeor therapeutics Biologics consulting mesoblast the adult stem cell company FDA Regenmedtx tengion regenerative medicine brought to life pmg research tomorrow’s medicine today caladrius biosciences Leerink ROYALTY PHARMA SCIENTIA PRO BONO HUMANI GENERIS The Rockefeller University 1901 BROWN UNIVERSITY The New York Academy of Sciences OPEN MEDICAL INSTITUTE Medical Education Beyond Borders Kidney Health Foundation Hss Lazard Freres Gestion novocure Nuvation Bio CVS Health Alnylam PHARMACEUTICALS Visterra bridgebio INBURSA Afore

Why ProKidney?

Maximize dialysis-free living

Too many CKD patients end up requiring dialysis

$130B U.S. Medicare spend annually on ESRD / CKD (excludes private insurance)

Of ~75 million total CKD patients in U.S. & EU, we estimate ~8.5 million are REACT® eligible

Currently, **no treatment options** (other than transplant) exist to stop decline of kidney function

REACT® Initial Clinical Success

Preservation of kidney function intended to delay/prevent kidney failure/dialysis

Ongoing Phase 2 program providing insight on durability, multi-dosing, and re-dosing triggers proact 1 & 2 dual Phase 3 trials underway. proact 1 interim estimated YE 24

RMAT designation granted by FDA

Value Creation Potential

Experienced board and management team

Cash runway to deliver interim Phase 3 data*

In-house manufacturing supports Phase 3 and initial commercialization

Experienced employees, strong product and cell therapy IP & development know-how

Identified milestones and results throughout 2023 +

Contribution to Society: Stop Kidney Failure

27

Total addressable market data for the year ended 2020 is based on certain estimates of management. This information may prove to be inaccurate because of the method by which the underlying data for the estimates was obtained or because this information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties.

* Approximately $506M as of 9/30/22

PROKIDNEY

J.P. Morgan Investor Conference January 2023 PROKIDNEY A Step Closer to Potential Dialysis Prevention REACT® [REnal Autologous Cell Therapy]